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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                       October 22, 2004 (October 22, 2004)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

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      DELAWARE                        0-23317                   06-1411336
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(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                          Identification Number)
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                             610 Professional Drive
                          Gaithersburg, Maryland 20879
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                                       NA
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2. FINANCIAL INFORMATION


Item 2.02. Results of Operations and Financial Condition

     On October 22, 2004, Gene Logic Inc. (the "Company") announced the Company's operating results for the three and nine month periods ending September 30, 2004.

     A copy of the Company's press release announcing these operating results is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number   Description
--------------   ---------------------------------------------------------------
    99.1         Press Release issued by Gene Logic Inc. dated October 22, 2004.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Gene Logic Inc.

                                                   By: /s/ Philip L. Rohrer, Jr.
                                                       -------------------------
                                                       Philip L. Rohrer, Jr.
                                                       Chief Financial Officer

Dated: October 22, 2004

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                                  EXHIBIT INDEX


Exhibit Number   Description
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    99.1         Press Release issued by Gene Logic Inc. dated October 22, 2004.